SUPPLEMENT TO THE

FIDELITY® FOUR-IN-ONE INDEX FUND

A Fund of Fidelity Oxford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2004

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer of Four-in-One Index. The following information supplements the information found in the "Trustees and Officers" section beginning on page 22.

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Four-in-One Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

The following information replaces the fourth paragraph found under the "Voting Rights" heading in the "Description of the Fund" section on page 40.

The fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

IDVB-04-01 June 17, 2004
1.730856.107